UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☑

Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule14a-12

Bioanalytical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4)	Date Filed:

Explanatory Note

On January 28, 2016, Bioanalytical Systems, Inc. (“BASi” or the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) and the related Proxy Card (the “Original Proxy Card”) with the Securities and Exchange Commission. The Original Proxy Statement and Original Proxy Card inadvertently omitted an advisory proposal to approve the compensation of the Company’s named executive officers. The purpose of filing this supplement to the Original Proxy Statement and revised proxy card is to correct that error. In addition, this supplement clarifies measures taken in consideration of Mr. David Omachinski’s election as a director of the Company at the Company’s 2015 Annual Meeting of Shareholders by less than a majority of the votes cast. No other changes have been made to the Original Proxy Statement or the Original Proxy Card.

PROXY STATEMENT SUPPLEMENT 2016 ANNUAL MEETING OF SHAREHOLDERS To Be Held Thursday, March 10, 2016

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original proxy statement of Bioanalytical Systems, Inc. (“BASi” or the “Company”) dated February 5, 2016 (the “Proxy Statement”) to add an advisory proposal to approve the compensation of the Company’s named executive officers as new Proposal 3 to the Proxy Statement and to clarify measures taken by the Company in consideration of Mr. David Omachinski’s election as a director of the Company at the Company’s 2015 Annual Meeting of Shareholders by less than a majority of the votes cast. This Supplement, along with the accompanying Amended Notice of 2016 Annual Meeting of Shareholders, contains information about the Company’s 2016 Annual Meeting of Shareholders, including any adjournments or postponements thereof. We are holding the Annual Meeting on Thursday, March 10, 2016 at 10:00 a.m. (ET) at BASi headquarters located at 2701 Kent Avenue, West Lafayette, Indiana, 47906

This Supplement does not provide all of the information that is important to your decisions in voting at the 2016 Annual Meeting of Shareholders. Additional information is contained in the Proxy Statement, which was previously sent to you. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting. On February 26, 2016, we sent this Supplement, the Amended Notice of Annual Meeting attached hereto as Appendix A and the enclosed new proxy card to all shareholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 10, 2016.

This Supplement, the Proxy Statement and our Annual Report on Form 10-K are available in the “Investors” section of our website at www.basinc.com.

Additionally, you can find a copy of our Annual Report on Form 10-K on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Additional information regarding Proposal Nos. 1 and 2 can be found in the Proxy Statement, which was previously sent to you. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged. We urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

You may revoke your proxy at any time before it is exercised by giving written notice to the Corporate Secretary of BASi, by delivering a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If you have previously submitted voting instructions with respect to Proposals 1 and/or 2, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals 1 and 2 will result in the shares being voted on those matters as provided in the paragraph directly below and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

For shareholders of record, all shares represented by the proxies mailed to shareholders will be voted at the Annual Meeting in accordance with instructions given by the shareholders. Where proxies are returned without instructions, the shares will be voted: (1) FOR the election of each of the director nominees as a director of the Company; (2) FOR the ratification of RSM US LLP as the Company’s independent registered public accountants for fiscal 2016; (3) FOR the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal) and (4) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting.

A new Proposal No. 3 is hereby added to the Proxy Statement as follows:

PROPOSAL 3 – ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act”, provides that the Company’s shareholders have the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission’s rules.

The Company’s executive compensation programs are designed to attract, motivate and retain talented executives. In addition, the programs are structured to create an alignment of interests between the Company’s executives and shareholders so that a material portion of each executive’s compensation is linked to maximizing shareholder value. Please read the “Compensation of Executive Officers” section of this proxy statement for additional details about the Company’s executive compensation philosophy and programs, including information about fiscal 2015 compensation of the Company’s named executive officers. The Compensation Committee of the Board of Directors continually reviews the Company’s compensation programs to ensure they achieve the desired objectives.

The Company seeks your advisory vote on the compensation of the Company’s named executive officers. The Board recommends that shareholders vote “FOR” the approval of the compensation of the Company’s named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee will review the voting results and consider them, along with any specific insight gained from shareholders of the Company and other information relating to the shareholder vote on this proposal, when making future decisions regarding executive compensation.

If a quorum is present, the affirmative vote of the majority of the votes cast at the meeting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in this proxy statement. Abstentions and broker non-votes will not count for purposes of determining whether this proposal has been approved.

Disclosure regarding measures taken in consideration of Mr. David Omachinski’s election as a director of the Company at the Company’s 2015 Annual Meeting of Shareholders by less than a majority of the votes cast is also added to the Proxy Statement as follows:

At the Company’s 2015 Annual Meeting of Shareholders David L. Omachinski was elected as a Class III Member of the Board of Directors by less than a majority of the votes cast. Our Bylaws provide that directors are elected by a plurality of the votes cast and Mr. Omachinski was, therefore, re-elected as a Board member. Nonetheless, in response to that occurrence, management conferred with shareholders representing a substantial majority of the withhold votes regarding the reasons for their determinations to withhold votes for Mr. Omachinski’s election. On April 7, 2015, the Company’s Nominating / Corporate Governance Committee held a meeting to review the voting results from the Company’s 2015 Annual Meeting of Shareholders. During the course of that meeting, the Committee considered the circumstances of Mr. Omachinski’s election. In particular, the Committee evaluated the reasons given by certain of the Company’s large shareholders for withholding their votes, as well as management’s report on their discussions with Mr. Omachinski regarding the matter. The Committee also considered the quality and quantity of Mr. Omachinski’s contributions as a member of the Board of Directors and Audit Committee and as Chair of the Compensation Committee, and other matters related to Mr. Omachinski’s service as a director. Following their discussion, the members of the Committee concluded that the reasons for withholding votes from Mr. Omachinski identified by the shareholders contacted by management, which were unrelated to Mr. Omachinski's qualifications to serve or performance as a director of the Company, were outweighed by Mr. Omachinski's substantial contributions to the Board. Accordingly, the Committee members unanimously determined that, notwithstanding the result of the vote at the 2015 Annual Meeting of Shareholders, it was desirable and in the best interests of the Company for Mr. Omachinski to continue to serve as a member of the Board and its various committees.

Appendix A

Amended Notice of Meeting

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE: March 10, 2016

TIME: 10:00 a.m. (ET)

PLACE: Bioanalytical Systems, Inc. Headquarters

2701 Kent Avenue

West Lafayette, IN 47906

MATTERS TO BE VOTED UPON:

1.	The election of two Class I directors of BASi to serve until the annual meeting of shareholders in 2019 and until their respective successors are elected and qualified.

2.	The ratification of the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2016.

3.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this proxy statement.

4.	Such other business as may properly be brought before the meeting

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THE PROXY STATEMENT, FOR THE RATIFICATION OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2016 AND FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Holders of BASi common shares of record at the close of business on January 25, 2016 are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

Jacqueline M. Lemke

President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A POSTAGE-PAID RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE. YOU MAY ALSO VOTE VIA TELEPHONE OR THE INTERNET WITH THE INSTRUCTIONS PROVIDED ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 10, 2016: This Notice of Annual Meeting and Proxy Statement and our Fiscal 2015 Annual Report on Form 10-K are available in the “Investors” section of our website at www.basinc.com.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on March 10, 2016.

Vote by Internet

- Go to **www.envisionreports.com/BASI**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold
01 – Larry S. Boulet	☐	☐
02 – A. Charlene Sullivan, Ph.D.	☐	☐

	For	Against	Abstain
2. Proposal to ratify RSM US LLP as the Company's independent registered public accountants for fiscal 2016.	☐	☐	☐
3. Say on Pay – An advisory vote on the approval of executive compensation.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1UPX

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